UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 20, 2008

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

This presentation will be conducted at the CVPS utility analyst luncheon in New York City, New York before an audience of electric industry analysts and industry professionals on Thursday, May 22, 2008.

Slide 1
CVPS Analyst Luncheon
New York City, May 22, 2008
Presented by Robert Young, Pamela Keefe and William Deehan

Slide 2
Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated businesses, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs. We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

Ann Warrell
Investor Relations Specialist
(802) 747-5697
e-mail: awarrel@cvps.com

Slide 3
CVPS Profile
• Vermont’s largest integrated electric utility
• CVPS serves 158,000 customers in a territory covering half of the area of Vermont
• Rural service territory of 20 customers per mile of line

Credit Ratings	Standard & Poor’s
Corporate Credit Rating	BB+
First Mortgage Bonds	BBB+
Preferred Stock	B+

COMMON STOCK PROFILE (NYSE: CV) Quarter Ended March 31, 2008
Market Capitalization	$246,863,411
Book Value	$18.52
Market-to-Book	1.29
12-month Range	$22.40-$41.05
Price/Earnings Ratio	15.62
Debt/Equity Ratio	61%
Average Daily Volume	62,044
Shares Outstanding	10,329,013
Annualized Dividend Yield	3.85%

Slide 4
Today’s Discussion Topics
Accomplishments & attributes
Key measures of success
Regulatory update
Infrastructure improvements and investments
Financial position and performance
Long-term strategy

Slide 5
Attributes & Recent Accomplishments
Rate increase 2.3% January 2008
Lowest rates among major utilities in New England
Among lowest carbon-emitting power mixes in the U.S.
2007 EEI Emergency Recovery Award for April 2007 storm response
Customer transactional satisfaction rated 90%
Exceeded 17 SERVE standards for third straight year
CVPS ranked first in Northeast region for price and value, image, and billing and payment in J.D. Power survey

Slide 6
Key Measures of Success
Keep customer rates low while maintaining superior reliability
Meet SERVE standards
Restore credit rating to investment grade
Increase rate base on which shareholders earn a return
Complete capital projects through Asset Management Plan, including AMI, through 2012 and beyond
Achieve positive regulatory outcomes
Gain approval of Alternative Regulation Proposal
Maintain positive, productive relationship with regulators
Secure stable, long-term, clean, competitively priced energy supplies
Negotiate future contracts with Vermont Yankee and Hydro-Quebec
Meet Vermont’s RPS requirements

Slide 7
Regulatory Update
Alternative Regulation Plan
Proposal filed Aug. 31, 2007
CVPS proposal includes:
Quarterly power cost adjustment mechanism
Annual earnings sharing mechanism (subject to collar)
Annual base rate adjustment (subject to caps)
Timeline for rate adjustments and plan expiration
Hearings scheduled for July and negotiations are ongoing
Plan would be effective Nov. 1 (whether settled or litigated)
Anticipate additional rate change Jan. 1, 2009

Slide 8
Regulatory Update
Vermont Yankee relicensing
As part of 2002 sale of Vermont Yankee, Vermont Legislature to vote on plant relicensing
Public Service Board has permitting authority
New, favorable long-term utility contracts would position Vermont Yankee as critical power resource in Vermont

Vermont Yankee Timeline
Public Service Board to address Entergy/Vermont Yankee corporate restructuring	September 2008
Nuclear Regulatory Commission decision expected	November 2008
Vermont Public Service Board expected to address Vermont Yankee relicensing	Spring 2009
Vermont Legislature expected to address Vermont Yankee relicensing	May 2009
Vermont Yankee Forward Capacity Market bidding for June 2012 to May 2013 pricing	2009
Current Vermont Yankee license expires	March 21, 2012

Slide 9
Regulatory Update
Renewable Portfolio Standard
Vermont SPEED (RPS) law requires that, by 2013, new renewable resources must equal 5% of state’s total retail sales in 2005, plus net sales growth after 2005
New renewables may be:
Hydro, methane recapture, wind, solar, wood products, etc.
Generated in-state or outside Vermont
Less than 80 megawatts
Increased output from pre-2005 renewable project
Standard applies collectively to Vermont utilities; if not met, individual RPS standards would be applied

Slide 10
Aging Infrastructure Drives Cap Ex Increases
CAIDI performance (outage duration) has proven consistent over time, demonstrating continued, superior outage response performance
SAIFI performance (outage frequency) has declined
Trees, equipment failure and animal outages are primary causes
Asset Management Plan addresses reliability with targeted spending

OVERALL SYSTEM RELIABILITY (SAIFI)
2003	1.86
2004	1.55
2005	1.86
2006	2.09
2007	2.45
2008	2.68

System reliability results indicate need for long-term infrastructure investments

Slide 11
Asset Management Plan Prioritizes Capital Projects
Asset Management Plan Objectives
Use continuous improvement techniques to optimize efficiencies of transmission & distribution, generating and supporting infrastructure assets
Manage the long term risk of our aging infrastructure
Improve the safety of our assets and keep the system in compliance with the National Electric Safety Code
Minimize capex spikes by leveling expenditures over time
Economically improve system reliability
Develop optimal replacement and maintenance programs that balance meeting the SERVE standards and customer expectations with available capital and system replacement needs

Slide 12
Future Energy Planning Considerations
System reliability
Improving transmission and distribution infrastructure to ensure continued high system reliability
Cost
Forward capacity market
Low emission choices are more expensive
Environmental Impact
CVPS committed to responsible stewardship of the environment through CVPS Cow Power™ and CVPS plug ‘n go™
Energy portfolio diversity
Plan to improve energy portfolio diversity to limit risk exposure to any given source

Slide 13
Future Power Supply Planning
Integrated resource approach to acquiring future power supply
Competitive solicitation
Long-term contract negotiations
New Vermont utility-owned power sources
Distributed generation
Integrated Resource Plan to be updated in 2008

2007 CVPS ENERGY SOURCES
Nuclear (1)	48.0%
Hydro (2)	39.3%
Oil (3)	1.8%
Wood (4)	3.9%
Methane (5)	0.1%
System Power/unspecified (6)	6.9%

Slide 14
Future Power Supply Planning Under Way
Joint utility feasibility study will show potential for new, in-state, base load generation
Phase I results considered cost estimates and economic feasibility
Phase II of study results expected at end of May, will discuss infrastructure, fuel, transmission and permitting considerations
Department of Public Service public engagement process completed
Report details available online at http://www.vermontsenergyfuture.info/Results%20and%20reports.html
Revealed attributes customers want in future power resources
Results will be incorporated in updated CVPS Integrated Resource Plan

Slide 15
Developments in Power Supply Planning
Forward Capacity Market
New market undergoing administered transition from 2006 to 2010
First auction showed strong competition; considerable capacity bid into market
CVPS expects to largely self-supply capacity requirement through 2012
Expected cost impact of $1.5 million per year
Demand-side management
Vermont efficiency utility targeting specific areas for
transmission DSM
CVPS including DSM as part of Southern Loop
transmission solutions
CVPS sells ~50% of its retail kWh through time-of-day and load management rate offerings

Slide 16
2008 First Quarter Financial Summary
Q1 earnings of $0.56 per share
Successful first mortgage bond issuance
S-3 shelf registration filed

	Quarter ended March 31, 2008	Quarter ended March 31, 2007
Operating Revenues
Retail sales	$75,406	$75,541
Resale sales	13,502	9,607
Other	2,316	1,548
Total operating revenue	$91,224	$86,696
Operating Expenses
Purchased power	$42,906	$42,260
Other operating expenses	40,027	35,535
Income tax expense	1,859	2,838
Equity in Earnings of Affiliates	$4,185	$1,702
Net Income	$5,908	$5,706
Earnings per share of common stock – diluted	$0.56	$0.55

Dollars in thousands, except per share amounts

Slide 17 Rate Base Trends CVPS RATE BASE – ACTUAL AND PROJECTED

Dollars in millions	2005	2006	2007	2008	2009	2010	2011	2012
Projected Rate Base	$236	$236	$302	$344	$386	$413	$444	$477

Projected CAGR of 8% to 10% from 2007 - 2012 Slide 18 Capital Spending Trends

HISTORIC & PROJECTED CAPITAL SPENDING
2005	$17,467,055
2006	$18,059,326
2007	$23,065,404
2008	$42,605,736
2009	$28,735,550
2010	$49,128,145
2011	$52,432,547
2012	$47,516,520

Historical spending has not been inflated to 2008 dollars. Projected spending includes inflationary assumptions.

Slide 19
VELCO Investment Background
• Vermont’s transmission operator
• FERC-regulated
• Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives
• Independent management and board of directors
• CVPS owns 46%; equity investments generally based on load share of 43%
• Organized LLC (called Transco) in 2006 to improve tax advantages of transmission ownership

Slide 20
Additional Capital Investments
VELCO
2007 investment financed with a $53 million bridge loan
Refinanced with first mortgage bonds at 6.83%
2008 VELCO investment up to
$2 million
Next sizable VELCO investment in 2009
Beyond 2009, amounts to be determined

VELCO INVESTMENTS 2004 - 2009
2004	$7,000,000
2005	$0
2006	$23,291,080
2007	$53,000,000
2008	$2,000,000	*
2009	$22,804,954

* possible 2008 investment up to $2 million

Slide 21
Capital Needs & Drivers
Issued $60 million first mortgage bonds (20-year, 6.83%) to replace bridge facility
Subject to regulatory approvals, planning equity offering up to
$25 million later in 2008
Will likely issue debt in varying amounts annually through 2012
Tentatively planning to issue equity around 2010 to rebalance capital structure
Targeting debt to total capital over time of 40% to 45%

Slide 22
2008 Earnings Guidance & Dividends
2008 Earnings Guidance
$1.50 - $1.60 per diluted share
Guidance Drivers:
Variability in transmission costs
Increased capital spending not recovered in rates
(due to lag)
Expected market price of power (exposure largely on resale sales)
Dividends
$ 0.92 annual dividend
61% payout ratio (as of March 31, 2008), in line with peers
Long-term strategy is for payout ratio to remain in line with peer utilities
Over short term, significant amount of available capital is be deployed in infrastructure improvements

Slide 23
Long-Term Strategy
Provide superior customer service and reliability
Improve financial strength to restore our credit rating to investment grade and to fuel capital investments in our core business and VELCO
Partner with the state and other utilities to create a vibrant electric future for Vermont

These strategies create shareholder value over the long term

Slide 24
Investment Attributes
1. Progress continues toward improving financial strength
2. Competitive rates and superior operating performance
3. Increasing shareholder value through core business investments
4. Dividend payout in line with peer utilities

Slide 25 Appendix CVPS Analyst Luncheon Slide 26 Current CVPS Power Supply Among Cleanest

2007 CVPS ENERGY SOURCES
Nuclear (1)	48.0%
Hydro (2)	39.3%
Oil (3)	1.8%
Wood (4)	3.9%
Methane (5)	0.1%
System Power/unspecified (6)	6.9%

2007 U.S. ENERGY SOURCES
Coal	49.0%
Gas	21.0%
Nuclear	19.0%
Hydro	6.0%
Renewables	2.0%
Oil	2.0%
Other	1.0%

Slide 27
Favorable Long-term Power Contracts
Current market price for power 8-10 cents/kWh
Vermont Yankee contract, license expires in 2012
Power currently priced at 4.1 cents/kWh
Supplies 32% of state’s power and 43% of CVPS’s power
Hydro-Quebec contract begins to expire in 2012
Power currently priced at 6.5 cents/kWh
Power contract ends in phases from 2012 to 2016
Supplies 31% of state’s and 30% of CVPS’s power

Slide 28 Adjusted Rate Base (as approved in 2007 rate case)	dollars in millions
Utility plant in service, net	$284,794
Investments in affiliates	93,424
Working capital allowance	23,621
Accumulated deferred income taxes	(53,134)
Accrued post retirement medical expenses	(2,737)
All other, net	(701)
Total Rate Base	$343,884
Test year is the 12 months ended Dec. 31, 2006

Slide 29 Cost of Capital Rates according to 2007 approved rate case

	Adjusted	% of Total	Cost Rate	Weighted%
Long Term Debt	$176,750	47.29%	6.35%	3.00%
Preferred Stock	10,054	2.69%	5.32%	0.14%
Common Equity	186,933	50.02%	10.21%	5.11%
Total	$373,737	100.00		8.25%

Slide 30
CVPS Transactional Customer Satisfaction Measured Quarterly
July 06	92%
Oct 06	90%
Jan 07	90%
April 07	93%%
July 07	92%
Oct 07	88%
Jan 08	93%
April 08	90%
National Average	87%

Slide 31
CVPS Compares Favorably in JD Power Customer Survey
Overall Residential Customer Satisfaction Index
PPL Electric Utilities	710
Allegheny Power	688
Central Vermont Public Service	687
Duquesne Light	677
Public Service Electric and Gas	665
Energy East	664
FirstEnergy-East	664
Exelon-PECO	658
EAST REGION AVERAGE	641
Pepco Holdings	634
National Grid	631
Northeast Utilities	622
NSTAR Electric	614
Baltimore Gas & Electric	610
Con Edison	603
Long Island Power Authority	567

Slide 32
Vermont Regulators
Vermont Department of Public Service
Public advocate
Commissioner appointed by governor
Vermont Public Service Board
Adjudicating body
Three-member board
Appointed by governor
Six-year, staggered terms
Governor James Douglas (R)
First elected in 2002, currently in third, two-year term
Previously elected as Vermont Treasurer and Secretary of State
Seeking re-election in 2008

Slide 33
Future Energy Planning

Time Period	Bulk Supply Options	Core Actions	Renewables	Demand	AMI/Rates
2012	HQ contract Extension Negotiations	Resource Choices	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Automated Metering/Information Investment Rate Redesign
2011	HQ contract Extension Negotiations	E-23 Resource Solicitation	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Automated Metering/Information Investment Rate Redesign
2010	HQ contract Extension Negotiations	Integrated Resource Plan	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Automated Metering/Information Investment Rate Redesign
2009	HQ contract Extension Negotiations	Resource Choice & Approvals	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Rate Redesign
2008	HQ contract Extension Negotiations ENVY Contract Renegotiation	Legislative Process E-23 Resource Solicitation	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Rate Redesign
2007	HQ contract Extension Negotiations ENVY Contract Renegotiation Vermont Power Plant Feasibility Study	DPS Public Engagement Process Integrated Resource Plan	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Rate Redesign

Slide 34
CVPS Cow Power™ Supports Renewable Energy Development
Nation’s first direct farm-to-consumer renewable energy choice program
Creates market for manure-based methane generation
Over 4,000 CVPS customers (2.5%) voluntarily purchase Cow Power
Participation ranked in top 20% of renewable choice programs nationwide
Winner of 2006 Governor’s Environmental Excellence Award
Finalist for 2007 Edison Award

Slide 35
CVPS plug ‘n go™ Makes Environmental Responsibility Attractive to Customers
Program allows customer use of plug-in hybrid electric vehicles with CVPS off-peak electric rates
Allows customers to reduce carbon emissions and gasoline costs by substituting off-peak electricity
Off-peak rates provide transportation cost equivalent to less than $1 per gallon of gasoline
First utility in the nation to offer advantage of off-peak charging with standard tariff rates to plug-in hybrid and electric vehicle owners/customers

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

May 20, 2008